                               AMENDMENT NO. 1 TO
                              INVESTORS' AGREEMENT

     This Amendment No. 1 to Investors' Agreement (this "Amendment") is made and entered into as of February 28, 2000, by and among Merrill Corporation and the investors listed on the signature page hereto.

     WHEREAS, the parties hereto have entered into an Investors' Agreement dated as of November 23, 1999 (the "Agreement") which they desire to amend pursuant to the terms and conditions hereof;

     WHEREAS, the undersigned represent at least 75% of the outstanding Shares; and

     WHEREAS, capitalized terms not defined in this Agreement shall have the meaning assigned to such terms in the Agreement.

     Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. The first sentence of Section 5.02(a) of the Agreement shall be amended in its entirety as follows (for EDGAR filing, language that will be added is preceded by a ""<*>'' and followed by a ""</*>''. Language that will be eliminated is preceded by a ""<#>'' and followed by a ""</#>''.[qs][ci]

     If the Company proposes to register any Company Securities under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company<*>,</*><#> or</#> (C) in connection with the issuance of securities in exchange for existing securities in connection with an acquisition by the Company of another company <*>or (D) relating to the Senior Notes Warrants and/or the Common Shares issuable upon exercise of the Senior Notes Warrants)</*>, whether or not for sale for its own account, it will each such time, subject to the provisions of Section 5.02(c), give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to each DLJ Entity and each Other Stockholder, which notice shall set forth such Stockholder's rights under this Section 5.02 and shall offer such Stockholders the opportunity to include in such registration statement such number of Registrable Securities of the same type as are proposed to be registered as each such Stockholder may request (a "PIGGYBACK REGISTRATION").

     2. All remaining terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                            MERRILL CORPORATION

                            By:   /s/ John W. Castro
                               ---------------------------------
                            Name:    John W. Castro
                            Title:   President and Chief Executive Officer


                            DLJ MERCHANT BANKING PARTNERS II, L.P.

                            BY DLJ MERCHANT BANKING II, INC.
                            Managing General Partner

                            By:   /s/ William F. Dawson
                               ---------------------------------
                            Name:    William F. Dawson, Jr.
                            Title:   Managing Director


                            DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                            BY DLJ MERCHANT BANKING II,
                                   INC., Managing General Partner

                            By:   /s/ William F. Dawson
                               ---------------------------------
                            Name:    William F. Dawson, Jr.
                            Title:   Managing Director


                            DLJ OFFSHORE PARTNERS II, C.V.

                            BY DLJ MERCHANT BANKING II,
                            INC., Advisory General Partner

                            By:   /s/ William F. Dawson
                               ---------------------------------
                            Name:    William F. Dawson, Jr.
                            Title:   Managing Director

                            DLJ DIVERSIFIED PARTNERS, L.P.

                            BY DLJ DIVERSIFIED PARTNERS,
                            INC., Managing General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJ DIVERSIFIED PARTNERS-A, L.P.

                            BY DLJ DIVERSIFIED PARTNERS, INC.,
                            Managing General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJMB FUNDING II, INC.

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJ EAB PARTNERS, L.P.

                            BY DLJ LBO PLANS MANAGEMENT
                            CORPORATION, General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President

                            DLJ MILLENNIUM PARTNERS, L.P.

                            BY DLJ MERCHANT BANKING II,
                            INC., Managing General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJ FIRST ESC, L.P.

                            BY DLJ LBO PLANS MANAGEMENT
                            CORPORATION, as General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJ ESC II L.P.

                            BY DLJ LBO PLANS MANAGEMENT
                            CORPORATION, as General Partner

                            By:   /s/ Ivy Dodes
                               ---------------------------------
                            Name:    Ivy Dodes
                            Title:   Vice President


                            DLJ MILLENNIUM PARTNERS-A, L.P.

                            BY DLJ MERCHANT BANKING II, INC.,
                            Managing General Partner

                            By:   /s/ William F. Dawson
                               ---------------------------------
                            Name:    William F. Dawson, Jr.
                            Title:   Managing Director

                                  /s/ John W. Castro
                               ---------------------------------
                               JOHN W. CASTRO




                                  /s/ Rick R. Atterbury
                               ---------------------------------
                               RICK R. ATTERBURY